UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 24, 2022

AMERICAN TOWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

116 Huntington Avenue
Boston, Massachusetts 02116
(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMT	New York Stock Exchange
1.375% Senior Notes due 2025	AMT 25A	New York Stock Exchange
1.950% Senior Notes due 2026	AMT 26B	New York Stock Exchange
0.450% Senior Notes due 2027	AMT 27C	New York Stock Exchange
0.400% Senior Notes due 2027	AMT 27D	New York Stock Exchange
0.500% Senior Notes due 2028	AMT 28A	New York Stock Exchange
0.875% Senior Notes due 2029	AMT 29B	New York Stock Exchange
0.950% Senior Notes due 2030	AMT 30C	New York Stock Exchange
1.000% Senior Notes due 2032	AMT 32	New York Stock Exchange
1.250% Senior Notes due 2033	AMT 33	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 28, 2022, Gustavo Lara Cantu notified the Corporate Secretary of American Tower Corporation (the “Company”) of his decision to not stand for re-election at the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Mr. Lara’s decision to not stand for re-election did not involve any disagreements with the Company. Mr. Lara is currently a member of the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) and will continue his service on such committee until the Annual Meeting.

(e) On February 24, 2022, the Compensation Committee considered the compensation arrangements with the Company’s executive officers. The information in the table below sets forth the determinations of the Compensation Committee with respect to base salaries and cash bonus incentive targets for the year ending December 31, 2022 for the Company’s chief executive officer, chief financial officer and the three other most highly compensated executive officers who were serving as executive officers on December 31, 2021 (collectively, the “Current Named Executive Officers”).

Name and Title	2022 Base Salary	2022 Target Cash Bonus Potential (% of Base Salary / $)

Thomas A. Bartlett, President and Chief Executive Officer	$1,100,000	200% / $2,200,000
Rodney M. Smith, Executive Vice President, Chief Financial Officer and Treasurer	$640,000	125% / $800,000
Edmund DiSanto, Executive Vice President, Chief Administrative Officer, General Counsel and Secretary	$669,997	125% / $837,496
Olivier Puech, Executive Vice President and President, Latin America and EMEA	$640,341	125% / $800,426
Steven O. Vondran, Executive Vice President and President, U.S. Tower Division	$640,341	125% / $800,426
In determining annual cash bonus incentive payments for the Company’s Current Named Executive Officers at the end of the year, the Compensation Committee bases its decisions on a number of factors, including achievement of pre-established Company financial goals and individual goals and objectives for each of the Current Named Executive Officers. If the Company exceeds its goals or the executive exceeds his established goals, the annual cash bonus incentive could be subject to increase by the Compensation Committee, up to a maximum of 200% of the executive’s bonus target.

Additional information regarding compensation of the Current Named Executive Officers will be included in the Company’s 2022 Proxy Statement when filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date:	March 1, 2022	By:	/s/ Edmund DiSanto
Edmund DiSanto
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary